Exhibit 10.4

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO CREDIT Agreement AND AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT, dated as of April 19, 2023 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association, in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), MONTANA RENEWABLES HOLDINGS LLC, a Delaware limited liability company (“Parent”), MONTANA RENEWABLES, LLC, a Delaware limited liability company (“Montana”, and together with those additional Persons that are joined as a party thereto as a borrower, each individually a “Borrower” and collectively, “Borrowers”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders and Borrowers have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of November 2, 2022, by and among Agent, Lenders and Borrowers (as the same now exists and as amended and supplemented pursuant hereto and as may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”) and the other Loan Documents;

WHEREAS, Borrowers have granted Agent, for the benefit of itself and the Lenders, a security interest in the Collateral pursuant to that certain Guaranty and Security Agreement, dated as of November 2, 2022, by Parent and Montana, as grantors, in favor of Agent (as the same now exists and as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Guaranty and Security Agreement”); and

WHEREAS, Borrower has requested that Agent and the Required Lenders amend certain terms and provisions of the Credit Agreement, Guaranty and Security Agreement, and the other Loan Documents, and Agent and the Required Lenders have agreed to make such amendments, subject to the terms and conditions and to the extent set forth in this Amendment;

WHEREAS, by this Amendment, Agent, Required Lenders and Borrowers desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Interpretation.  For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment.
2.Amendments to Credit Agreement.  Subject to satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement, including the Schedules thereto, is hereby amended (x) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~); and (y) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Loan Agreement attached as Exhibit A hereto.

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3.Amendments to Guaranty and Security Agreement.
(a)The definition of “Collateral” set forth in Section 1(a)(xvi) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(xvi)“Collateral” means (i) all Accounts, (ii) all cash and Cash Equivalents (other than any right, title or interest in or to (A) the Macquarie Independent Amount, (B) cash or Cash Equivalents in the Transfer Account, (C) cash or Cash Equivalents in the Operating Account, (D) the Parity Lien Cash, or (E) the Stonebriar Deposit Amount), (iii) all Deposit Accounts and Securities Accounts containing Proceeds of the foregoing, (iv) all General Intangibles relating to Accounts, (v) all instruments relating to Accounts, (vi) all letter of credit rights in respect of Accounts, (vii) all Books, Records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by a Grantor or in which it has an interest) that at any time evidence or contain information relating to any “Collateral” or are otherwise necessary or helpful in the collection thereof or realization thereupon, and (viii) all other Proceeds and products, whether tangible or intangible, of any of the foregoing thereof now owned or hereafter acquired by any Grantor or its Subsidiaries.”

(b)The definition of “Excluded Deposit Account” set forth in Section 1(a)(xxvi) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(xxvi)“Excluded Deposit Account” means (a) one or more accounts exclusively used for payroll, payroll taxes or employee benefits, (b) the Transfer Account, (c) the Operating Account, (d) the Parity Lien Deposit Accounts, (e) other accounts containing not more than (x) $250,000 in any single account or (y) $500,000 in aggregate at any time, and (f) the deposit account number ending in 6935 maintained with Wells Fargo Bank, N.A., holding only the Stonebriar Deposit Amount.”

(c)Section 7(k)(i) of the Guaranty and Security Agreement is hereby amended by adding the following sentence to the end thereof:  “For the avoidance of doubt, the transfer of cash and Cash Equivalents to the Transfer Account and of the Parity Lien Cash to and among the Parity Lien Deposit Accounts as and when required pursuant to the Series 2023 Green Bonds Indenture, the Term Loan Documents, or the Collateral Trust Agreement, each as in effect on or in substantially the form identified by Montana to the Administrative Agent in writing prior to the Amendment No. 2 Effective Date, is consistent with such reasonably satisfactory cash management services arrangements.”
(d)Section 7(k)(iv) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(iv)Other than (i) an aggregate amount of not more than $500,000 at any one time, in the case of Grantors and their Subsidiaries (other than those Subsidiaries that are CFCs), (ii) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s or its Subsidiaries’ employees, (iii) an aggregate amount of not more than $500,000 (calculated at current exchange rates) at any one time, in the case of Subsidiaries of Grantors that are CFCs, (iv) the Macquarie Independent Amount, (v) the Transfer Account, (vi) the Operating Account, (vii) the Parity Lien Cash, or (viii) the Stonebriar Deposit Amount, no Grantor will, and no Grantor will permit its Subsidiaries to, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Grantor or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and

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further establish) Agent’s Liens in such Permitted Investments.”

(e)Schedule 2 to the Guaranty and Security Agreement is hereby deleted in its entirety and replaced with the new Schedule 2 attached as Exhibit B hereto.
4.Representations and Warranties.  Borrowers, jointly and severally, represent and warrant with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
(a)no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment;
(b)this Amendment and each other agreement to be executed and delivered by Borrowers in connection herewith (together with this Amendment, the “Amendment Documents”) has been duly executed and delivered by each Borrower and is the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(c)the execution, delivery, and performance by each Borrower of the Amendment Documents to which it is a party have been duly authorized by all necessary action on the part of such Borrower;
(d)the execution, delivery, and performance by each Borrower of the Amendment Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Borrower or its Subsidiaries, the Governing Documents of any Borrower or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Borrower or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Borrower or any approval or consent of any Person under any material agreement of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; and
(e)all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
5.Conditions Precedent.  The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to Agent or waived in writing by Agent:

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(a)Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Borrowers and Lenders;
(b)Agent shall have received an intercreditor agreement, in form and substance satisfactory to Agent, in respect of the Liens of the Parity Lien Collateral Trustee (as defined in the Credit Agreement, as amended hereby), duly executed by the Parity Lien Collateral Trustee (as defined in the Credit Agreement, as amended hereby); and
(c)no Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment and immediately after giving effect to this Amendment.
6.Effect of this Amendment.  Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 2 Effective Date and Borrowers shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.  The Credit Agreement and this Amendment shall be read and construed as one agreement.
7.Governing Law.  The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
8.Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
9.Further Assurances. Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.
10.Entire Agreement.  This Amendment represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
11.Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.
12.Counterparts.  This Amendment, any documents executed in connection herewith and any notices delivered under this Amendment, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Agent under this Amendment.  This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an

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original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Amendment No. 2 or notice.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:	MONTANA RENEWABLES, LLC

By: /s/ Vincent Donargo
Name: Vincent Donargo
Title: Executive Vice President and Chief Financial Officer

PARENT:	MONTANA RENEWABLES HOLDINGS LLC

By: /s/ Vincent Donargo
Name: Vincent Donargo
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 (Montana Renewables)]

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	__/s/ Barry Felker_____________________
	Name:	Barry Felker _______________
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 (Montana Renewables)]

Exhibit A

to

Amendment No. 2

[See Attached]

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Exhibit B

to

Amendment No. 2

SCHEDULE 2 TO GUARANTY AND SECURITY AGREEMENT

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Wells Fargo Accounts

Account number ######6943

Legal title Montana Renewables LLC / Collection Account

Routing/Transit number 121000248

Wire ABA 121000248

Swift WFBIUS6S

Account notes U.S. Dollar Wire

Bank Name/Address: Wells Fargo Bank N.A.

420 Montgomery St.

San Francisco, CA 94104

Account number######7111

Legal title Montana Renewables LLC / Transfer Account

Routing/Transit number 121000248

Wire ABA 121000248

Swift WFBIUS6S

Account notes U.S. Dollar Wire

Bank Name/Address:Wells Fargo Bank N.A.

420 Montgomery St.

San Francisco, CA 94104

Account number######6935

Legal title Montana Renewables LLC / Operating Account

Routing/Transit number 121000248

Wire ABA 121000248

Swift WFBIUS6S

Account notes U.S. Dollar Wire

Bank Name/Address:Wells Fargo Bank N.A.

420 Montgomery St.

San Francisco, CA 94104

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Account number######2976

Legal title Montana Renewables LLC / Stonebriar Collateral Account

Routing/Transit number 121000248

Wire ABA 121000248

Swift WFBIUS6S

Account notes U.S. Dollar Wire

Bank Name/Address:Wells Fargo Bank N.A.

420 Montgomery St.

San Francisco, CA 94104

Parity Lien Deposit Accounts (Notwithstanding the description of Schedule 2, the below Parity Lien Deposit Accounts (as defined in the Collateral Trust Agreement) disclosed by the Company are held in the name of Wilmington Trust, National Association for the benefit of the Company)

Depository:

Wilmington Trust, National Association

1 Light Street, 14th Floor

Baltimore, Maryland 21202

Attention: Joy Holloway

Phone: 804-754-4809

Email: jeholloway@wilmingtontrust.com

Designation	For Benefit of	Last Four Digits of Account Number
1) Montana Renewables LLC Project Revenue Account	Parity Lien Debtholders	7000
2) Montana Renewables LLC Project Operating and Maintenance Account	Parity Lien Debtholders	7001
3) Montana Renewables, LLC Project Rebate Transfer Account	Series 2023 Bondholders	7017
4) Montana Renewables, LLC Bond Debt Service Transfer Account	Series 2023 Bondholders	7002
5) Montana Renewables, LLC Bond Principal Sub-Account	Series 2023 Bondholders	7004
6) Montana Renewables, LLC Bond Interest Sub-Account	Series 2023 Bondholders	7003
7) Montana Renewables, LLC Term Loan Debt Service Transfer Account	Term Loan Administrative Agent and Term Lenders	7005
8) Montana Renewables, LLC Term Loan Interest Sub-Account	Term Loan Administrative Agent and Term Lenders	7006
9) Montana Renewables, LLC Term Loan Principal Sub-Account	Term Loan Administrative Agent and Term Lenders	7007
10) Montana Renewables, LLC General Debt Service Transfer Account	Parity Lien Debtholders	7008

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Designation	For Benefit of	Last Four Digits of Account Number
11) Montana Renewables, LLC General Debt Interest Sub-Account	Parity Lien Debtholders	7009
12) Montana Renewables, LLC General Debt Principal Sub-Account	Parity Lien Debtholders	7010
13) Montana Renewables, LLC Bond Debt Service Reserve Deficiency Account	Series 2023 Bondholders	7011
14) Montana Renewables, LLC Term Loan Debt Service Reserve Deficiency Account	Term Loan Administrative Agent and Term Lenders	7012
15) Montana Renewables, LLC Term Loan IDC Reserve Account	Term Loan Administrative Agent and Term Lenders	7013
16) Montana Renewables, LLC Insurance/Condemnation and Disposition Proceeds Account	Parity Lien Debtholders	7014
17) Montana Renewables, LLC Debt Proceeds Account	Parity Lien Debtholders	7015
18) Montana Renewables, LLC Surplus Account	Parity Lien Debtholders	7016

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